MainStay CBRE Global Infrastructure Megatrends Fund
Portfolio of Investments August 31, 2022† (Unaudited)
	Shares	Value
Closed-End Funds 6.7%
Guernsey 2.9% (2.0% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Decarbonization)	4,785,487	$ 7,977,596
Renewables Infrastructure Group Ltd. (The) (Decarbonization)	11,515,304	19,397,127
		27,374,723
Jersey, C.I. 0.4% (0.3% of Managed Assets)
GCP Asset-Backed Income Fund Ltd. (Asset Modernization)	3,391,651	3,585,474
United Kingdom 3.4% (2.4% of Managed Assets)
Foresight Solar Fund Ltd. (Decarbonization)	5,288,000	7,482,259
Greencoat UK Wind plc (Decarbonization)	9,430,000	18,042,606
Hicl Infrastructure plc (Asset Modernization)	3,340,514	6,690,284
		32,215,149
Total Closed-End Funds (Cost $64,287,240)		63,175,346
Common Stocks 119.6%
Australia 7.4% (5.1% of Managed Assets)
APA Group (Asset Modernization)	1,407,000	10,676,784
Atlas Arteria Ltd. (Asset Modernization)	8,228,000	45,040,072
Aurizon Holdings Ltd. (Asset Modernization)	5,340,000	13,629,028
		69,345,884
Canada 7.5% (5.2% of Managed Assets)
Enbridge, Inc. (Asset Modernization)	1,071,500	44,186,577
Pembina Pipeline Corp. (Asset Modernization)	576,500	20,358,678
TransAlta Renewables, Inc. (Decarbonization)	476,000	6,299,067
		70,844,322
China 6.1% (4.2% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Asset Modernization)	35,600,000	9,162,281
Guangdong Investment Ltd. (Asset Modernization)	38,701,728	35,503,006
Jiangsu Expressway Co. Ltd. Class H (Asset Modernization)	5,064,000	4,342,212
Zhejiang Expressway Co. Ltd. Class H (Asset Modernization)	10,800,000	8,228,624
		57,236,123
France 4.1% (2.9% of Managed Assets)
Eutelsat Communications SA (Digital Transformation)	4,320,677	39,143,710
Hong Kong 4.0% (2.8% of Managed Assets)
CK Infrastructure Holdings Ltd. (Decarbonization)	3,501,500	21,324,767
Power Assets Holdings Ltd. (Decarbonization)	2,741,000	16,413,801
		37,738,568
Ireland 1.1% (0.8% of Managed Assets)
Greencoat Renewables plc (Decarbonization)	8,695,490	10,792,088

	Shares	Value
Common Stocks
Italy 7.9% (5.5% of Managed Assets)
Enel SpA (Decarbonization)	12,064,084	$ 56,927,308
Infrastrutture Wireless Italiane SpA (Digital Transformation)	725,000	6,746,732
Terna - Rete Elettrica Nazionale (Decarbonization)	1,455,497	10,385,182
		74,059,222
Singapore 6.5% (4.5% of Managed Assets)
Keppel Infrastructure Trust (Asset Modernization)	29,000,000	11,828,688
Mapletree Industrial Trust (Digital Transformation)	4,812,000	8,711,840
NetLink NBN Management Pte. Ltd. (Digital Transformation)	60,860,000	40,719,954
		61,260,482
Spain 13.8% (9.6% of Managed Assets)
Atlantica Sustainable Infrastructure plc (Decarbonization)	1,517,400	50,711,508
Cellnex Telecom SA (Digital Transformation)	333,603	12,997,811
Enagas SA (Asset Modernization)	2,326,351	42,525,790
Endesa SA (Decarbonization)	1,411,697	24,259,512
		130,494,621
United Kingdom 13.2% (9.2% of Managed Assets)
National Grid plc (Decarbonization)	5,573,098	69,792,609
SSE plc (Decarbonization)	1,878,474	36,061,239
United Utilities Group plc (Asset Modernization)	1,485,384	18,230,653
		124,084,501
United States 48.0% (33.4% of Managed Assets)
American Electric Power Co., Inc. (Decarbonization)	94,939	9,512,888
Clearway Energy, Inc. Class C (Decarbonization)	451,300	16,743,230
Crown Castle, Inc. (Digital Transformation)	191,529	32,718,899
Dominion Energy, Inc. (Decarbonization)	453,794	37,120,349
Edison International (Decarbonization)	610,600	41,380,362
FirstEnergy Corp. (Decarbonization)	648,100	25,632,355
Iron Mountain, Inc. (Digital Transformation)	535,000	28,146,350
Kinder Morgan, Inc. (Asset Modernization)	586,300	10,741,016
Medical Properties Trust, Inc. (Asset Modernization)	506,500	7,399,965
OGE Energy Corp. (Decarbonization)	1,024,700	41,541,338
ONEOK, Inc. (Asset Modernization)	998,000	61,107,540
Public Service Enterprise Group, Inc. (Decarbonization)	311,700	20,061,012
South Jersey Industries, Inc. (Asset Modernization)	349,100	11,817,035
Southern Co. (The) (Decarbonization)	519,439	40,033,164
Uniti Group, Inc. (Digital Transformation)	1,374,800	12,909,372
Williams Cos., Inc. (The) (Asset Modernization)	1,612,500	54,873,375
		451,738,250
Total Common Stocks (Cost $1,223,215,820)		1,126,737,771

	Shares	Value
Convertible Preferred Stocks 5.2%
United States 5.2% (3.6% of Managed Assets)
AES Corp. (The) (Decarbonization)
6.875%	364,900	$ 35,570,452
American Electric Power Co., Inc. (Decarbonization)
6.125%	79,107	4,359,587
South Jersey Industries, Inc. (Asset Modernization)
8.75%	1,811	123,238
Spire, Inc. (Asset Modernization)
Series A
7.50%	169,000	8,443,240
Total Convertible Preferred Stocks (Cost $48,116,537)		48,496,517

	Principal Amount
Corporate Bonds 4.0%
United States 4.0% (2.8% of Managed Assets)
Vistra Corp. (Decarbonization) (a)(b)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 29,000,000	26,753,080
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	11,000,000	10,532,500
Total Corporate Bonds (Cost $40,581,961)		37,285,580

	Shares
Preferred Stocks 7.4%
Canada 2.0% (1.4% of Managed Assets)
Algonquin Power & Utilities Corp. (Decarbonization) (b)
5.091%	54,200	977,238
5.162%	62,900	1,091,956
AltaGas Ltd. (Asset Modernization)
5.393% (b)	76,300	1,309,477
Brookfield BRP Holdings Canada, Inc. (Decarbonization)
4.875% (b)	468,224	8,830,705
Enbridge, Inc. (Asset Modernization) (b)
4.376%	244,400	3,265,862
4.46%	221,400	3,138,895
		18,614,133
United States 5.4% (3.8% of Managed Assets)
CMS Energy Corp. (Decarbonization)
5.875%	377,994	9,158,333
Digital Realty Trust, Inc. (Digital Transformation) (b)
5.20%	172,388	4,045,947
5.25%	171,791	4,021,627
5.85%	170,000	4,265,300

	Shares	Value
Preferred Stocks
United States
DTE Energy Co. (Asset Modernization)
5.25%	157,000	$ 3,656,530
Duke Energy Corp. (Decarbonization)
5.75% (b)	297,000	7,493,310
NextEra Energy Capital Holdings, Inc. (Decarbonization)
5.65%	160,000	3,899,200
NiSource, Inc. (Asset Modernization)
6.50% (b)	286,000	7,235,800
Sempra Energy (Asset Modernization)
5.75%	148,000	3,643,760
Spire, Inc. (Asset Modernization)
5.90% (b)	159,620	3,894,728
		51,314,535
Total Preferred Stocks (Cost $78,777,112)		69,928,668
Total Investments (Cost $1,454,978,670)	142.9%	1,345,623,882
Line of Credit Borrowing	(43.5)	(410,000,000)
Other Assets, Less Liabilities	0.6	6,285,885
Net Assets	100.0%	$ 941,909,767

†	Percentages indicated are based on Fund net assets applicable to Common Shares.
(a)	Floating rate—Rate shown was the rate in effect as of August 31, 2022.
(b)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
"Managed Assets" is defined as the Fund’s total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,353,863,682 as of August 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 13,780	$ (13,780)	$ —	$ —	$ —	$ 1	$ —	—

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ 63,175,346	$ —	$ —	$ 63,175,346
Common Stocks	1,126,737,771	—	—	1,126,737,771
Convertible Preferred Stocks	48,496,517	—	—	48,496,517
Corporate Bonds	—	37,285,580	—	37,285,580
Preferred Stocks	69,928,668	—	—	69,928,668
Total Investments in Securities	$ 1,308,338,302	$ 37,285,580	$ —	$ 1,345,623,882

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay CBRE Global Infrastructure Megatrends Fund
Notes to Portfolios of Investments August 31, 2022 (Unaudited)
Securities Valuation.
Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees (the "Board") of the MainStay CBRE Global Infrastructure Megatrends Fund (the "Fund") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of August 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended August 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of August 31, 2022, were fair valued in such a manner.
Certain securities and closed end funds held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which each of the Fund's net asset values ("NAVs") are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of August 31, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of August 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.